                                                                     Exhibit 3.5

                          CERTIFICATE OF INCORPORATION

                                      -of-

                     COPPER PIGMENT & CHEMICAL WORKS, INC.



      THIS IS TO CERTIFY, that we, Hannah Burstein, Pauline Kent and Joel L. Bohrer, do hereby associate ourselves into a corporation, under and by virtue of the provisions of an Act of the Legislature of the State of New Jersey, entitled, "An Act Concerning Corporations (Revised Statutes, 1937, Title 14)", and the several supplements thereto and acts amendatory thereof, and do severally agree to take the number of shares of capital stock set opposite our respective names.

      FIRST:  The name of the corporation is COPPER PIGMENT & CHEMICAL WORKS,
INC.

      SECOND: The location of the principal office in this State is at No. 60 Park Place, Newark, New Jersey.

      The name of the agent therein and in charge thereof, upon whom process against this corporation may be served, is MARTIN SIMON.

      THIRD:  The objects for which this corporation is formed are:

      To conduct the business of buying, selling or dealing in and with vegetable, animal or mineral matter of all descriptions, whether new or used and without regard to the shape or form in which the same may be, and in connection with this general purpose, to do any and all things in connection, with such materials including handling, processing, reforming, re-constituting, disintegrating or treating such material in any way in which the company may deem advantageous, including the manufacturing of products therefrom in any shape or form.

      For the purpose of conducting its business to maintain in such plants of whatever description the same may be as the business may require, and to maintain such stores, warehouses, depots or plants in such places or places as may be in the best interests of the business.

     To do any and all the foregoing things in any part of the world, either as principal, agent, broker, sales agency, contractor, trustee, or in any capacity which shall be in the best interest of the company.

     To conduct its business and have one or more offices and unlimitedly and without restriction and to hold, purchase, lease, mortgage, and convey, real and personal property in or out of the State, and in such place and places in the several states and territories of the United States, the District of Columbia, colonial possession or territorial acquisitions of the United States and in foreign countries as shall from time to time be found necessary and convenient for the purpose of the company's business.

     To borrow or lend money and in this connection to make and issue, or to receive, promissory notes, bills of exchange, bonds, debentures and evidences of indebtedness of the company or of others, secured by mortgage, pledge or otherwise, without limit as to the amount, and, with security for the same in any lawful manner as may be determined by the board of directors.

     Subject to the provisions of law, the company may purchase or otherwise acquire, hold, and re-issue the shares of its capital stock.

     To do any or all of the things in this certificate set forth, as objects, purposes, powers or otherwise, to the same extent and as fully as natural persons might or could do.

     FOURTH: The total authorized capital stock of the corporation is one hundred shares without nominal or par value. All or any part of the shares of common stock bearing no par value may be issued by the corporation from time to time, and for such consideration as from time to time may be fixed by the Board of Directors, and as provided by law, and any and all shares bearing no par value so issued for which the considerations so fixed has been paid or delivered, shall be deemed fully paid and non-assessable and the holders of such shares shall not be liable for the corporation or its creditors in respect to such shares.

     FIFTH: The name and post office addresses of the incorporators, and the number of shares subscribed for by each, the aggregate of such subscription being the amount of capital stock with which this corporation will commence business, is as follows:

   NAME                     P. O. ADDRESS                      NO. OF
                                                               SHARES.

Hannah Burstein          60 Park Pl., Newark, N. J.              8

Pauline Kent             60 Park Pl., Newark, N. J.              1

Joel L. Bohrer           60 Park Pl., Newark, N. J.              1

     SIXTH:  The period of existence of this corporation is perpetual.

     IN WITNESS WHEREOF, we have hereunto set our hands and seals this 12th day of November, 1953.

                                          /s/ Hannah Burstein
Signed, Sealed and                      ---------------------------
                                        HANNAH BURSTEIN
Delivered in the
                                          /s/ Pauline Kent
Presence of:                            ---------------------------
                                        PAULINE KENT

 /s/ Martin Simon                         /s/ Joel L. Bohrer
-----------------------                 ----------------------------
MARTIN SIMON                            JOEL L. BOHRER


STATE OF NEW JERSEY :
                     ss
COUNTY OF ESSEX     :

     BE IT REMEMBERED that on this 12th day of November, 1953, before me, the subscriber, an Attorney at Law of New Jersey, personally appeared Hannah Burstein, Pauline Kent, and Joel L. Bohrer, who I am satisfied are the persons named in and who executed the foregoing Certificate, and I, having first made known to them the contents thereof, they did acknowledge that they signed, sealed and delivered the same as their voluntary act and deed for the used and purposes therein expressed.

                                          /s/ Martin Simon
                                        ----------------------------
                                        MARTIN SIMON
                                        An Attorney at Law State of
                                        New Jersey

                          CERTIFICATE OF AMENDMENT OF
                          CERTIFICATE OF INCORPORATION
                                       of
                     COPPER PIGMENT & CHEMICAL WORKS, INC.
                     -------------------------------------

     The location of the principal office in this State is at No. 60 Park Place, in the City of Newark, County of Essex.

     The name of the agent therein and in charge thereof upon whom process against this corporation may be served, is Martin Simon.

                            RESOLUTION OF DIRECTORS:
                            ------------------------

     The Board of Directors of Copper Pigment & Chemical Works, Inc., a corporation of New Jersey, on this 17th day of April, 1958, do hereby RESOLVE and DECLARE that it is advisable to change the capital stock structure of the company by dividing the same into three classes, and for that purpose to amend Article Fourth of the certificate of incorporation to read as follows:

     "FOURTH: The amount of the total authorized capital stock of the corporation is one hundred (100) shares without nominal or par value. All or any part of the shares of Common Stock having no par value may be issued by the corporation from time to time, and for such consideration as from time to time may be fixed by the Board of Directors, and as provided by law, and any and all shares having no par value so issued for which the consideration so fixed has been paid or delivered, shall be deemed fully paid and non-assessable, and the holders of such shares shall not be liable to the corporation or its creditors in respect to such shares. Said shares shall be divided into three classes as follows: Class A, which shall consist of forty-five (45) shares; Class B, which shall consist of forty-five (45) shares; Class C, which shall consist of (10) shares. All voting power shall be vested in the Class A capital stock and the Class B capital stock, and no voting power whatsoever shall be vested in the Class C capital stock. The Board of Directors of the Corporation shall consist of four Directors. The holders of the Class A capital stock shall have the exclusive right to vote for and elect two Directors, and the holders of Class B capital stock shall have the right to vote for and elect two Directors. In the event of a vacancy, for any reason, on the Board of Directors, the holders of the class of stock which originally elected the Director whose office may be vacant, shall exclusively be entitled to elect a successor to fill such vacancy. The two members of the Board of Directors to be elected by the holders of the Class A capital stock shall be designated as Class A Directors, and the two members of the Board of Directors to be elected by the holders of the Class B capital stock shall be designated as Class B Directors. Any and all dividends which may be distributed by the corporation, if, as and when declared by the Board of Directors shall be distributed pro rata, without regard to class, among the holders of the Class A, Class B, and Class C capital stock, in accordance with the number of shares of any class held by them. In the event of any liquidation, dissolution or winding up of the corporation, whether voluntary of involuntary, the assets of the corporation shall be distributed pro rata, without regard to class, among the holders of the Class A, Class B, and Class C capital stock, in accordance with the number of shares of any class held by them.

     The one hundred (100) shares of capital stock of the corporation now issued and outstanding, having no par value, are hereby changed as follows: Forty-five
(45) shares thereof are hereby changed into forty-five (45) shares of Class A capital stock, having no par value; forty-five (45) shares thereof are hereby changed into forty-five (45) shares of Class B capital stock, having no par value and ten (10) shares thereof are hereby changed into ten (10) shares of Class C capital stock, having no par value.

     Be it further RESOLVED, that the foregoing proposed amendment in the Certificate of Incorporation of the company shall be submitted for action thereon by the stockholders of the company at a special meeting thereof to be held on the 17th day of April, 1985, at 11:00 o'clock in the forenoon, and that notice of the time, place and purposes of such meeting shall be given in accordance with the requirements of the By-Laws of the company, consistent with the proposed amendment.

                             CERTIFICATE OF CHANGE
                             ---------------------

     COPPER PIGMENT & CHEMICAL WORKS, INC., a corporation of New Jersey, does hereby certify that it has adopted the foregoing amendment to its certificate of incorporation, the said amendment having been declared by resolution of the Board of Directors of the said corporation, as above recited, to be advisable, and having been duly and regularly assented to by the unanimous vote of all the stockholders, at a meeting duly called by the Board of Directors for that purpose; and the written assent of the said stockholders is hereto appended.

     IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its President and Secretary and its corporate seal to be hereto affixed the 17th day of April, 1958.



                                               /s/ Albert Kerzner
                                             ----------------------------
                                             Albert Kerzner
                                             President

ATTEST:



  /s/ Norman Feldman
-----------------------------
Norman Feldman
Secretary

STATE OF NEW JERSEY )
                    )   SS:
COUNTY OF ESSEX     )

     BE IT REMEMBERED, that on this 22nd day of April, 1958, before me, the subscriber, a Notary Public of New Jersey, personally appeared Norman Feldman, Secretary of Copper Pigment & Chemical Works, Inc., the corporation mentioned in and which executed the foregoing certificate, who, being by me duly sworn, on his oath says that he is such secretary, and that the seal affixed to said certificate is the corporate seal of said corporation, the same being well known to him; that Albert Kerzner is President of said corporation, and that he signed said certificate and affixed said seal thereto, and delivered said certificate by authority of the Board of Directors and with the unanimous assent of the stockholders of said corporation as and for his voluntary act and deed, and the voluntary act and deed of said corporation in the presence of deponent, who thereupon subscribed his name thereto as witness.

     And deponent further says that the assent hereto appended is signed by all the stockholders of said corporation.

Subscribed and sworn to
before me the day and year                 /s/  Norman Feldman
first above written.                       ----------------------
                                                Norman Feldman
                                                Secretary

[SEAL]

/s/ Anna Mae Zukauskas
----------------------
    Anna Mae Zukauskas
    of New Jersey

NOTARY PUBLIC OF NEW JERSEY
MY COMMISSION EXPIRES NOV. 2, 1961

                         STOCKHOLDERS' ASSENT TO CHANGE
                         ------------------------------

     We, the undersigned, being all of the stockholders of Copper Pigment & Chemical Works, Inc., having, at a meeting regularly called for the purpose, voted in favor of amending and changing the certificate of incorporation as set forth in the resolution of the Directors above recited, do now, pursuant to the statute in such case made and provided, hereby give our written assent to said change.

     WITNESS our hands this 17th day of April, 1958.


         Stockholders               No. of Shares
         ------------               -------------

/s/ Edward Ehrenkrantz                   1
----------------------
Edward Ehrenkrantz


/s/ Norman Feldman                       10
----------------------
Norman Feldman


/s/ Albert Kerzner                       88
----------------------
Albert Kerzner


/s/ Ivan Kerzner                         1
----------------------
Ivan Kerzner

                            CERTIFICATE OF AMENDMENT

                                     of the

                          CERTIFICATE OF INCORPORATION

                                      -of-

                     COPPER PIGMENT & CHEMICAL WORKS, INC.
                     -------------------------------------

To:  The Secretary of State
     State of New Jersey

     Pursuant to the provisions of Section 14A:9-2(4) and Section 14A:9-4(a), Corporations, General, of the New Jersey Statutes, the undersigned Corporation executes the executes the following Certificate of Amendment to its Certificate of Incorporation:

     1. The name of the Corporation is COPPER PIGMENT & CHEMICAL WORKS, INC.

     2. THE CERTIFICATE OF INCORPORATION WAS FILED BY THE SECRETARY OF State on November 16, 1953.

     3. Paragraph ""FIRST'' of the Certificate of Incorporation is hereby amended to read as follows:

          ""FIRST: The name of the Corporation shall be C P CHEMICALS, INC.''

     The foregoing amendment to the Certificate of Incorporation was duly adopted at Special Joint Meeting of the Board of Directors and Stockholders held October 6th, 1972.

by the unanimous affirmative vote of all of the directors of the Corporation and of the holders of all of the issued and outstanding shares of the Corporation entitled to vote thereon.

     4. At the time of the adoption of said amendment, there were issued and outstanding forty-five (45) shares of the Class A capital stock of the Corporation, forty-five (45) shares of the Class B capital stock of the Corporation and ten (10) shares of the Class C capital stock of the Corporation of which only the Class A and Class B shares of such stock were entitled to vote thereon.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to its Certificate of Incorporation to be signed by its President this 26th day of October, 1972.

                          COPPER PIGMENT & CHEMICAL WORKS, INC.,


                          By: /s/ Norman Feldman
                              ----------------------------------
                              NORMAN FELDMAN, President

                              CERTIFICATE OF MERGER

                                       OF

                               C.P. CHEMICALS, INC.
                             (a Georgia corporation)

                                      INTO

                               C.P. CHEMICALS, INC.
                           (a New Jersey corporation)

TO:   The Secretary of State
      State of New Jersey

        Pursuant to the provisions of Section 14A:1O-7 Corporations, General, of the New Jersey Statutes, the undersigned corporations hereby execute the following Certificate of Merger.

                                   ARTICLE ONE

        The names of the corporations proposing to merge and the names of the States under the laws of which such corporations are organized, are as follows:

      Name of Corporation                       State of Incorporation
      -------------------                       ----------------------
      C.P. Chemicals, Inc.                            New Jersey
      (formerly known as
      Copper Pigment &
      Chemical Works, Inc.)

      C.P. Chemicals Inc.                             Georgia
      (formerly known as
      Vertac Metal Chemicals Inc.)

                                   ARTICLE TWO

        The laws of Georgia, the State under which such foreign corporation is organized, permit such merger and the applicable provisions of the laws of said jurisdiction under which such foreign corporation was organized have been or, upon compliance with filing and recording requirements will have been complied with.

                                  ARTICLE THREE

        The name of the surviving corporation shall be C.P. Chemicals, Inc. and it shall be governed by the laws of the State of New Jersey.

        The total authorized capital stock of the surviving corporation shall. be, as presently existing, 2,500 shares of common stock, each having a par value of $1.00.

        The address of the surviving corporation's registered office is Arbor Street, Seawaren, New Jersey 07077 and the name of its registered agent at. such address is Mr. Norman Feldman.

                                  ARTICLE FOUR

        The Plan of Merger, a copy of which is annexed hereto as Exhibit "A", was approved by the sole shareholder and the board of directors of C.P. CHEMICALS, INC., a New Jersey corporation, the surviving corporation, in the manner prescribed by the New Jersey Business Corporation Act, and was approved by the undersigned foreign corporation in the manner prescribed by the laws of the State under which it is organized. No vote of the shareholders of the surviving corporation was required because of the applicability of the provisions of Section 14A:l0-3(4), Title 14A, Revised Statutes of New Jersey.

                                  ARTICLE FIVE

        As to each corporation whose shareholders are entitled to vote, the number of shares entitled to vote thereon, and if the shares of any class or series are entitled to vote thereon as a class, the designation and number of shares of each such class or series, is as follows;

                                                  Designation of         Number
                                                  Class or Series      of Shares
                                Total Number        Entitled to        of Such
                                  of Shares          Vote as a         Class or
                                  Entitled            Class             Series
Name of Corporation               to Vote            (if any)          (if any)
-------------------             ------------      ---------------      ---------
C.P. Chemicals, Inc.

(N J.)                              2,500             None               None

C.P. Chemicals, Inc.
(GA,)                               1,000             None               None

                                   ARTICLE SIX

        As to each corporation whose shareholders are entitled to vote, the number of shares that voted for and against the merger respectively, and the number of shares of any class or series entitled to vote as a class, if any, that voted for and against the merger are:

                                    Total Shares            Total Shares
Name of Corporation                 Voted For               Voted Against
-------------------                 ------------------      -------------
C.P. Chemicals Inc.                 2,500                   None
(N.J.)
C.P. Chemicals Inc                  1,000                   None
(GA.)

                                  ARTICLE SEVEN

        The effective date of this Certificate shall be October 31, 1985 or the date of the filing thereof by the Secretary of State of New Jersey, whichever date shall be later.

        IN WITNESS WHEREOF each of the undersigned corporations has caused this Certificate of Merger to be executed in its name by its President as of the 11th day of October, 1985.

                                    C.P. CHEMICALS INC. (N.J.)

                                    By:  /s/ Jack C. Bendheim
                                    Jack C Bendheim, Vice President


                                    C.P. CHEMICALS, INC. (GA)

                                    By:  /s/ Jack C. Bendheim
                                    Jack C. Bendheim, Vice President

                        STATEMENT OF POST MERGER ADDRESS

                                       OF

                            C. P. CHEMICALS INC (GA.)
                            -------------------------
                              A MERGED CORPORATION

To:   The Secretary of State
      State of Georgia

        C. P. CHEMICALS, INC., a domestic corporation baying been merged into
C. P. CHEMICALS INC., a New Jersey corporation being a foreign corporation, the undersigned corporation hereby designates the following post-office address, to which the Secretary of State may mail a copy of any process against the undersigned corporation that may be served on him or to which any other communications intended for the corporation shall be mailed:

                             Arbor Street, Seawaren, New Jersey 07077

Dated this 11th day of October, 1985

                                    C.P. CHEMICALS, INC. (N.J.)

                                    By:  /s/ Jack C. Bendheim
                                         -------------------------------------
                                         Jack C. Bendheim, Vice President

                              CERTIFICATE OF MERGER

                                       OF

                     SOUTHERN CALIFORNIA CHEMICAL CO., INC.
                           (a California corporation)

                                      INTO

                              C.P. CHEMICALS, INC.
                           (a New Jersey corporation)

TO:   The Secretary of State
      State of New Jersey

                  Pursuant to the provisions of Section 14A:lO-7 Corporations, General, of the New Jersey Statutes, the undersigned corporations hereby execute the following Certificate at Merger.

                                   ARTICLE ONE

                  The names of the corporations proposing to merge and the names of the States under the laws of which such corporations are organized, are as follows:

            Name of Corporation                 State of Incorporation

            C.P. Chemicals, Inc.                New Jersey
            (formerly known as
            Copper Pigment &
            Chemical Works, Inc.)

            Southern California Chemical        California
                  Co., Inc.

                                   ARTICLE TWO

                  The laws of California, the State under which such foreign corporation is organized, permit merger and the applicable provisions of the laws of said jurisdiction under which such foreign corporation was organized have been, or, upon compliance with filing and recording requirements will have been, complied with.

                                  ARTICLE THREE

        The name of the surviving corporation shall be C.P. CHEMICALS, INC. and it shall be governed by the laws of the State of New Jersey.

        The total authorized capital Stock of the surviving corporation shall be, as presently existing, 2,500 shares of common stock, each having a par value of $1.00.

        The address of the surviving corporation's registered office is Arbor Street, Seawaren, New Jersey 07077 and the name of its registered agent at such address is Mr. Norman Feldman

                                  ARTICLE FOUR

        The Plan of Merger, a copy of which is annexed hereto as Exhibit A was approved by the board of directors of C.P. CHEMICALS, INC., a New Jersey corporation, the surviving corporation, in the manner prescribed by the New Jersey Business Corporation Act, and was approved by the' undersigned foreign corporation in the manner prescribed by the laws of the State under which it is organized. No vote of the shareholders of the surviving corporation was required because of the applicability of the provisions of Section 14A:10-3(4), Title 14A, Revised Statutes of New Jersey.

                                  ARTICLE FIVE

        The effective date of this Certificate shall be July 31, 1987 or the date of the filing hereof by the Secretary of State of New Jersey, whichever date shall be later.

        IN WITNESS WHEREOF, each of the undersigned corporations has caused this Certificate of Merger to be executed in its name by its President as of the 21st day of July, 1997.

                                    C.P. CHEMICALS, INC.


                                    By:  /s/ Jack C. Bendheim
                                         ------------------------------------
                                          Jack C. Bendheim, President

                                    SOUTHERN CALIFORNIA
                                    CHEMICAL CO., INC.

                                    By:  /s/ Jack C. Bendheim
                                         ------------------------------------
                                          Jack C. Bendheim, President

                                    EXHIBIT A

                                 PLAN OF MERGER

                                       OF

         SOUTHERN CALIFORNIA CHEMICAL CO. INC. INTO C.P. CHEMICALS, INC.

        1. It is proposed to merge Southern California Chemical Co., Inc., a California corporation, into C.P. Chemicals, Inc., a New Jersey corporation, so that the latter corporation shall be the surviving corporation. Said corporations are hereinafter referred to, respectively, as the California corporation and the New Jersey or surviving corporation.

        2. The terms and conditions of the merger are as follows:

        (a) On the effective date of this Plan, all of the shares of stock of the California corporation which shall be authorized, issued or outstanding shall be surrendered and canceled and each of the certificates evidencing said shares shall be endorsed to indicate their cancellation by reason of merger pursuant to this Plan.

        (b) The authorized, issued and outstanding shares of the New Jersey corporation, the surviving corporation, shall not be changed in any respect, and no change shall be effected with respect to the provisions of the certificate of incorporation of said surviving corporation.

        (c) Upon the effective date of this Plan, the separate existence of the California corporation shall cease and said corporation shall be merged into the surviving corporation and the surviving corporation shall possess all the rights, privileges, powers, and franchises of a public and private nature and shall be subject to all the duties at said California corporation: all of the rights, privileges, powers and franchises of laid California corporation, and all property, real, personal, and mixed, and all debts due to said California corporation on whatever account shall be vested in the surviving corporation; and all property, rights, privileges, powers, contracts, and franchises and every other interest of said California corporation shall be thereafter effectively the property of the surviving corporation as they were of said California corporation; but all rights of creditor, and all liens upon any property of said California corporation shall be preserved unimpaired and all debts, liabilities and duties of said California corporation shall thenceforth attach to the surviving corporation and be enforceable against said surviving corporation to the same extent as if said debts, liabilities and duties had been incurred or contracted by said surviving corporation.

        (d) if, at any time, the surviving consider that any further assignments or assurances in law or any other acts or deeds are necessary or desirable to vest in the surviving corporation, according to the terms hereof, the title to any property or rights of said California corporation, the proper officers and directors of said California corporation shall make and execute all such assignments and assurances and do all things necessary or proper to vest title in such property or rights in the surviving corporation and Otherwise to carry out the purposes of this Plan.

        (e) Upon the effective date of the merger, the assets and liabilities of maid California corporation shall be carried on the books of the surviving corporation at the amounts at which they are respectively carried on such date on the books of said California corporation. The capital surplus and earned surplus of the surviving corporation shall be the sum of the respective capital surpluses and earned surpluses of the corporations party to this Plan, subject in each case to such intercompany or accounting adjustments as may be appropriate or may be required to give effect to the merger. The aggregate amount, if any, of the net assets of the corporations party to this Plan which was legally available for the payment of dividends immediately prior to the merger, to the extent that the value thereof is not transferred to stated capital by the issuance of shares or otherwise, shall continue to be available for payment of dividends by the surviving corporation.

        (f) The directors and officers of the corporation shall continue in office until they resign and their successors are duly elected.

        (g) The by-laws of the surviving corporation, as they shall exist on the effective date of this merger, shall be and remain the by-laws of the surviving corporation until the same shall be altered, amended or repealed as therein provided.

        4. The effective date of this Plan shall be July 31, 1987 or as soon thereafter as the Certificate of Merger with respect to the Merger is filed by the Secretary of State of New Jersey, whichever is later.

        5. The President, other officers and directors of each of the corporations which are party to this Plan shall be authorized and directed to prepare and execute such agreements, certificates and other documents as may be necessary in order to carry out this Plan.

        6. Anything herein or elsewhere to the contrary notwithstanding, this Plan may be terminated and abandoned by mutual consent of the Board of Directors of either corporation party hereto at any time prior to the effective date of this Plan, If, in the opinion of said Boards of Directors the merger is impractical or undesirable for any reason whatsoever.

Dated:  July 21, 1987

                                    C.P. CHEMICALS, INC.


                                    By:  /s/ Jack C. Bendheim
                                         --------------------
                                          Jack C. Bendheim President



                                    SOUTHERN CALIFORNIA
                                     CHEMICAL CO., INC.

                                    By:  /s/ Jack C. Bendheim
                                         --------------------
                                          Jack C. Bendheim, President

                              CERTIFICATE OF MERGER

                                       OF

                              C. P. INORGANICS, INC.
                            (An Illinois Corporation)

                                       AND

                               CHEM-EX CORPORATION
                            (An Illinois Corporation)

                                      INTO

                              C. P. CHEMICALS, INC.
                           (A New Jersey Corporation)

                  UNDER SECTION 14A:l0-7 CORPORATIONS, GENERAL,
                             OF NEW JERSEY STATUTES

        Pursuant to the provisions of Section 14A:l0-7 Corporations, General, of New Jersey Statutes, the undersigned corporations hereby execute the following Certificate of Merger:

        1. (a) The name of each subsidiary corporation to be merged is as follows:

        C.P. Inorganic., Inc. (incorporated in Illinois)

        Chem-Ex Corporation (incorporated in Illinois)

        (b) The name of the surviving corporation is C.P. Chemicals, Inc., (incorporated in New Jersey), and following the merger its name shall be C.P. Chemicals, Inc. Following the merger the surviving corporation shall continue to be governed by the laws of the State of New Jersey.

        2. The laws of Illinois, the state under which such foreign subsidiary corporations are organized, permit such merger: and the applicable provisions of the laws of such jurisdiction have been, or upon compliance with filing and recording requirements will have been, complied with.

        3. The total authorized capital stock of the surviving corporation shall be, as presently existing, 2,500 shares of common stock, par value $1.00 per share. The address of the surviving corporations registered office is Arbor Street, Sewaren, New Jersey 07077, and the name of the registered agent at such address is Mr. I. David Paley.

        4. As to each subsidiary corporation to be merged, the designation and number of outstanding shares of each class, and the number of such shares of each class owned by the surviving corporation, are as follows:

        C.P. Inorganics. Inc. (incorporated in Illinois):

            525 shares of common stock outstanding; 525 shares of common stock owned by the surviving corporation

        Chem-Ex Corporation (incorporated in Illinois):

            1,000 shares of common stock outstanding; 1,000 shares of common stock owned by the surviving corporation.

The number of shares of each subsidiary corporation outstanding and owned by the surviving corporation, as set forth above, is not subject to change prior to the effective date of the merger.

        5. The Plan of Merger, a copy of which is annexed hereto as Exhibit "A" hereof, was adopted by the board of directors of C.P. Chemicals, Inc., a New Jersey Corporation and the surviving corporation, on March 1, 1993, in the manner prescribed by the New Jersey Business Corporation Act, and was approved by the undersigned foreign corporations in the manner prescribed by the laws of the State of Illinois, under which they are organized. No vote of the shareholders of the surviving corporation was required because of the applicability of the provisions of Section 14A: 10-3(4), Title 14A, Revised Statutes of New Jersey.

        IN WITNESS WHEREOF, each of the undersigned corporations has caused this Certificate of merger to be executed in its name by its President as of the lst day of March, 1993.

                                          C.P. CHEMICALS, INC.


                                          By:  /s/ I. David Paley
                                               --------------------------------
                                                I. David Paley, President

                                          C.P. INORGANICS INC

                                          By:  /s/ Jack C. Bendheim
                                               --------------------------------
                                                Jack C. Bendheim, President

                                          CHEM-EX CORPORATION


                                          By:  /s/ Jack C. Bendheim
                                               --------------------------------
                                                Jack C. Bendheim, President


                                   EXHIBIT "A"

                                 PLAN OF MERGER

        FIRST:    (a) The name of each subsidiary corporation to be merged is as follows: C.P. Inorganics, Inc. (incorporated in Illinois) and Chem-Ex Corporation (incorporated in Illinois).

                  (b) The name of the surviving corporation is C.P. Chemicals, Inc. (incorporated in New Jersey), and following the merger its name shall be C.P. Chemicals, Inc.

        SECOND:   (a) As to each subsidiary corporation to be merged, the
designation and number of outstanding shares of each class, and the number of such shares of each class owned by the surviving corporation, are as follows:

        C.P. Inorganics. Inc.:

            525 shares of common stock outstanding; 525 shares of common stock owned by the surviving corporation.

        Chem-Ex Corporation.:

            1,000 shares of common stock outstanding; 1,000 shares of common stock owned by the surviving corporation.

                  (b) The number of shares of each subsidiary corporation outstanding and owned by the surviving corporation, set forth above in paragraph "SECOND (a)", is not subject to change prior to the effective date of the merger.

        THIRD:    The terms and conditions of the merger are as follows:

                  (a) On the effective date of this Plan, all of the issued and outstanding shares of stock of the subsidiary corporations to be merged hereunder, identified in paragraph "FIRST (a)" hereof, shall be surrendered and canceled, and each of the certificates evidencing such shares shall be endorsed to indicate their cancellation by reason of merger pursuant to this Plan.

                   (b) The issued and outstanding shares of the surviving corporation, identified in paragraph "FIRST (b)" hereof, shall not be changed in any respect, and no change shall be effected with respect to the provisions of the certificate of incorporation of such surviving corporation.

                   (c) On the effective date of this Plan, the separate existence of each of the subsidiary corporations identified in paragraph "FIRST
(a)" hereof shall cease and such corporations shall be merged into the surviving corporation, and the surviving corporation shall possess all rights, privileges, powers and franchises of a public and private nature and shall be subject to all the duties of each such subsidiary corporation; all of the rights, privileges, powers and franchises of each such subsidiary corporation, and all property, real, personal, and mixed (including all debts due to any of such subsidiary corporations on whatever account) of each such subsidiary corporation, shall be vested in the surviving corporation; and all property, rights, privileges, powers, contracts, and franchises and every other interest of each such subsidiary corporation shall be thereafter effectively the property of the surviving corporation as they were of the respective subsidiary corporations; but all rights of creditors and all liens upon any property of any such subsidiary corporation shall be preserved unimpaired, and all debts, liabilities and duties of each such subsidiary corporation shall thenceforth attach to the surviving corporation and be enforceable against such surviving corporation to the same extent AS it such debts, liabilities and duties had been incurred or contracted by the surviving corporation.

                  (d) If, at any time, the surviving corporation shall consider that any further assignments or assurances in law or any other acts or deeds are necessary or desirable to vest in the surviving corporation, according to the terms hereof, the title to any property or rights of any merging subsidiary corporation, the proper officers and directors of such subsidiary corporation shall make and execute all such assignments and assurances and do all things necessary or proper to vest title in such property or rights in the surviving corporation and otherwise to carry out the purposes of this Plan.

                  (e) On the effective date of this Plan, the assets and liabilities of each merging subsidiary corporation shall be carried on the books of the surviving corporation at the amounts at which they are respectively carried on such date on the books of the subsidiary corporations. The capital surplus and earned surplus of the surviving corporation shall be the sum of the respective capital surpluses and earned surpluses of the merging subsidiary corporations and the surviving corporation, subject in each case to such inter company or accounting adjustments as may be appropriate. The aggregate amount, if any, of the net assets of the merging subsidiary corporations and the surviving corporation which was legally available for the payment of dividends immediately prior to the merger, to the extent that the value thereof is not transferred to stated capital by the issuance of shares or otherwise, shall continue to be available for payment of dividends by the surviving corporation.

                   (f) The directors and officers of the surviving corporation shall continue in office until the expiration of their terms and the election of their respective successors, or until their earlier death, resignation or removal.

                   (g) The by-laws of the surviving corporation, as they shall exist on the effective date of this merger, shall be and remain the by-laws of the surviving corporation until the same shall be altered, amended or repealed as therein provided.

        FOURTH:   The effective date of this Plan shall be the later of the
following: (I) the date on which the Certificate of Merger with respect to the merger is filed by the Secretary of State of New Jersey;


        FIFTH:    Under Illinois law, shareholders of a merging subsidiary
corporation have the right to dissent to a proposed merger. As stated above in paragraph "SECOND (a)," C. P. Chemicals, Inc., the surviving corporation under the present Plan of Merger, owns all of the outstanding shares of each merging subsidiary corporation, both of which are incorporated in Illinois. Distribution of this Plan of Merger shall constitute notice to the sole shareholder of the subsidiary corporations of its right to dissent under Illinois law. Adoption of this Plan of Merger by the unanimous written consent of the directors of C.P. Chemicals, Inc., the sole shareholder of the subsidiary corporation., shall constitute the written consent of such sole shareholder for the merger.

        SIXTH:    The President, Treasurer/Secretary, and other officers and directors of the surviving corporation are hereby authorized and directed to prepare and execute such agreements, certificates and other documents as may be necessary or appropriate in order to carry out this Plan.

        SEVENTH: Anything herein or elsewhere to the contrary notwithstanding, this Plan may be terminated and abandoned by consent of the Board of Directors of the surviving corporation at any time prior to the effective date of this Plan, if, in the opinion of such Board of Directors, the merger is impractical or undesirable for any reason whatever.

                              CERTIFICATE OF MERGER

                                       OF

                          KEYSTONE PLATING SUPPLY, INC.
                            (A Michigan Corporation)

                                      INTO

                              C. P. CHEMICALS, INC.
                            (A New Jersey Corporation)

                  UNDER SECTION 14A:lO-7 CORPORATIONS, GENERAL,
                             OF NEW JERSEY STATUTES

        Pursuant to the provisions of Section 14A:lO-7 Corporations, General, of New Jersey Statutes, the undersigned corporations hereby execute the following Certificate of Merger:

        1. (a) The name of the subsidiary corporation to be merged is as follows: Keystone Plating Supply, Inc. (incorporated in Michigan).

            (b) The name of the surviving corporation is C.P. Chemicals, Inc. (incorporated in New Jersey), and following the ( merger its name shall be C.P. Chemicals, Inc. Following the merger the surviving corporation shall continue to be governed by the laws of the State of New Jersey.

        2. The laws of Michigan, the state under which such foreign subsidiary corporation is organized, permit such merger; and the applicable provisions of the laws of such jurisdiction have been, or upon compliance with filing and recording requirements will have been, complied with.

        3. The total authorized capital stock of the surviving corporation shall be, as presently existing, 2,500 shares of common stock, par value $1.00 per share. The address of the surviving corporation's registered office is Arbor Street, Sewaren, New Jersey 07077, and the name of the registered agent at such address is Mr. I. David Paley.

        4. As to the subsidiary corporation to be merged, the designation and number of outstanding shares of each class, and the number of such shares of each class owned by the surviving corporation, are as follows:

        Keystone Plating Supply, Inc. (incorporated in Michigan):

1 share of common stock outstanding: 1 share of common stock owned by the surviving corporation.

        The number of shares of the subsidiary corporation outstanding and owned by the surviving corporation, as set forth above, is not subject to change prior to the effective date of the merger.

        5. The Plan of Merger, a copy of which is annexed hereto as Exhibit "A" hereof, was adopted by the board of directors of C.P. Chemicals, Inc., a New Jersey Corporation and the surviving corporation, on December 10, 1993, in the manner prescribed by the New Jersey Business Corporation Act, and was approved by the undersigned foreign corporation (Keystone Plating Supply, Inc.) in the manner prescribed by the laws of the State of Michigan, under which it is organized. No vote of the shareholders of the surviving corporation was required because of the applicability of the provisions of Section 14A: 10-3(4), Title 14A, Revised Statutes of New Jersey.

        IN WITNESS WHEREOF, each of the undersigned corporations has caused this Certificate of merger to be executed in its name by its President as of the 10th day of December, 1993.

                                    C.P. CHEMICALS, INC.

                                    By:  /s/ I. David Paley
                                         ------------------
                                          I. David Paley, President

                                    KEYSTONE PLATING SUPPLY, INC


                                    By:  /s/ Jack C. Bendheim
                                         --------------------
                                          Jack C. Bendheim, President

                                    EXHIBIT "A"

                                 PLAN OF MERGER

        FIRST:    (a) The name of the subsidiary corporation to be merged is as follows: Keystone Plating Supply, Inc. (incorporated in Michigan).

                  (b) The name of the surviving corporation is C P. Chemicals, Inc. (incorporated in New Jersey), and following the merger its name shall be C.P. Chemicals, Inc.

        SECOND:   (a) As to the subsidiary corporation to be merged, the
designation and number of outstanding shares of each class, and the number of such shares of each class owned by the surviving corporation, are as follows:

1. share of common stock outstanding; 1 share of common stock owned by the surviving corporation.

                  (b) The number of shares of the subsidiary corporation outstanding and owned by the surviving corporation, set forth above in paragraph "SECOND (a)", is not subject to change prior to the effective date of the merger.

        THIRD:    The terms and conditions of the merger are as follows:

                  (a) On the effective date of this Plan, all of the issued and outstanding shares of stock of the subsidiary corporation to be merged hereunder, identified in paragraph "FIRST (a)" hereof, shall be surrendered and canceled, and each of the certificates evidencing such shares shall be endorsed to indicate their cancellation by reason of merger pursuant to this Plan.

                  (b) The issued and outstanding shares of the surviving corporation, identified in paragraph "FIRST (b)" hereof, shall not be changed in any respect, and no change shall be effected with respect to the provisions of the certificate of incorporation of such surviving corporation.

                  (c) On the effective date of this Plan, the separate existence of the subsidiary corporation identified in paragraph "FIRST (a)" hereof shall cease and such corporation shall be merged into the surviving corporation, and the surviving corporation shall possess all rights, privileges, powers and franchises of a public and private nature and shall be subject to all the duties of such subsidiary corporation; all of the rights, privileges, powers and franchises of such subsidiary corporation, and all property, real, personal, and mixed (including all debts due to such subsidiary corporation on whatever account) of such subsidiary corporation, shall be vested in the surviving corporation; and all property, rights, privileges, powers, contracts, and franchises and every other interest of such subsidiary corporation shall be thereafter effectively the property of the surviving corporation as they were of the subsidiary corporation; but all rights of creditors and all liens upon any property of such subsidiary corporation shall be preserved unimpaired, and all debts, liabilities and duties of such subsidiary corporation shall thenceforth attach to the surviving corporation and be enforceable against such surviving corporation to the same extent as if such debts, liabilities and duties had been incurred or contracted by the surviving corporation.

                  (d) If, at any time, the surviving corporation shall consider that any further assignments or assurances in law or any other acts or deeds are necessary or desirable to vest in the surviving corporation, according to the terms hereof, the title to any property or rights of the merging subsidiary corporation, the proper officers and directors of such subsidiary corporation shall make and execute all such assignments and assurances and do all things necessary or proper to vest title in such property or rights in the surviving corporation and otherwise to carry out the purposes of this Plan.

                  (e) On the effective date of this Plan, the assets and liabilities of the merging subsidiary corporation shall be carried on the books of the surviving corporation at the amounts at which they are respectively carried on such date on the books of the subsidiary corporation. The capital surplus and earned surplus of the surviving corporation shall be the sum of the capital surplus and earned surplus of the merging subsidiary corporation and the surviving corporation, subject to such intercompany or accounting adjustments as may be appropriate. The aggregate amount, if any, of the net assets of the merging subsidiary corporation and the surviving corporation which was legally available for the payment of dividends immediately prior to the merger, to the extent that the value thereof is not transferred to stated capital by the issuance of shares or otherwise, shall continue to be available for payment of dividends by the surviving corporation.

                   (f) The directors and officers of the surviving corporation shall continue in office until the expiration of their terms and the election of their respective successors, or until their earlier death, resignation or removal.

                  (g) The by-laws of the surviving corporation, as they shall exist on the effective date of this merger, shall be and remain the by-laws of the surviving corporation until the same shall be altered, amended or repealed as therein provided.

        FOURTH: The effective date of this Plan shall be the later of the following: (i) the date on which the Certificate of Merger with respect to the merger is filed by the Secretary of State of New Jersey; (ii) or the date on which the Certificate of Merger with respect to the merger is filed with the Secretary of State of Michigan: or (iii) December 31, 1993.

        FIFTH: Under Michigan law, shareholders of a merging subsidiary corporation have the right to dissent to a proposed merger. As stated above in paragraph "SECOND (a)," C. P. Chemicals, Inc., the surviving corporation under the present Plan of Merger, owns all of the outstanding shares of the merging subsidiary corporation, which is incorporated in Michigan. Distribution of this Plan of Merger shall constitute notice to the sole shareholder of the subsidiary corporation of its right to dissent under Michigan law. Adoption of this Plan of Merger by the unanimous written consent of the directors of C.P. Chemicals, Inc., the sole shareholder of the subsidiary corporation, shall constitute the written consent of such sole shareholder for the merger.

        SIXTH: The President, Treasurer/Secretary, and other officers and directors of the surviving corporation are hereby authorized and directed to prepare and execute such agreements, certificates and other documents as may be necessary or appropriate in order to carry out this Plan.

        SEVENTH: Anything herein or elsewhere to the contrary notwithstanding, this Plan may be terminated and abandoned by consent of the Board of Directors of the surviving corporation at any time prior to the effective date of this Plan, if, in the opinion of such Board of Directors, the merger is impractical or undesirable for any reason whatever.

                              CERTIFICATE OF MERGER

                                       OF

                          SEABOARD MINERAL SUPPLY, INC.
                          (A Pennsylvania Corporation)

                                      INTO

                              C. P. CHEMICALS, INC.
                           (A New Jersey Corporation)

                   UNDER SECTIONS 14A:10-5.l AND 14A:l0-7 OF
                    THE NEW JERSEY BUSINESS CORPORATION ACT


        The undersigned domestic corporation, C. P. Chemicals, Inc., and its wholly-owned foreign subsidiary, Seaboard Mineral Supply, Inc., desiring to merge, do hereby certify as follows:


        1. Names of Merging and Surviving Corporations. (a) The name of the subsidiary corporation to be merged is Seaboard Mineral Supply, Inc. (incorporated in Pennsylvania)

            (b) The name of the surviving corporation is C. P. Chemicals, Inc. (incorporated in New Jersey), and following the merger its name shall continue to be C. P. Chemicals, Inc.

        2. Plan of Merger. The Plan of Merger is set forth on Exhibit "A" attached hereto and hereby made a part hereof.

        3. Approval By Directors. The Board of Directors of the surviving parent corporation approved the Plan of Merger on May 27, 1994.

        4. Subsidiary Shares Outstanding and Owned By Surviving Parent Corporation. As to the subsidiary corporation to be merged, the designation and number of outstanding shares of each class, and the number of such shares of each class owned by the surviving corporation, are as follows:

            1,000 shares of common stock outstanding; 1,000 shares of common stock owned by the surviving corporation.

The number of shares of the subsidiary corporation outstanding and owned by the surviving corporation, as set forth above, is not subject to change prior to the effective date of the merger.

        5. Additional Information Relating to Foreign Corporation. The applicable provisions of the laws of the Commonwealth of Pennsylvania, the jurisdiction under which the foreign subsidiary corporation to be merged hereunder is organized, have been, or, upon compliance with filing and recording requirements, will have been, complied with in connection with the proposed merger.

        IN WITNESS WHEREOF, the undersigned corporations have signed this certificate on the 27 day of May, 1994.

                        Surviving Corporation:

                                    C.P. CHEMICALS, INC.
                                    (A New Jersey Domestic Corporation)

                                    /s/ I. David Paley
                                    ---------------------------
                                    I. David Paley, President


                        Corporation To Be Merged:

                                    SEABOARD MINERAL SUPPLY, INC.
                                    (A Pennsylvania Corporation and
                                    100% Subsidiary of C. P. Chemicals, Inc.)

                                    /s/ Marvin S. Sussman
                                    ---------------------------
                                    Marvin S. Sussman, President

                                 PLAN OF MERGER

        FIRST:    (a) The name of the constituent corporation to be merged is as follows: Seaboard Mineral Supply, Inc., a Pennsylvania corporation which is a wholly-owned subsidiary of the surviving corporation. The name of the surviving corporation is C.P. Chemicals, Inc., a New Jersey corporation, and following the merger its name shall continue to be C. P. Chemicals, Inc.

        SECOND:   (a) As to the corporation to be merged, the designation and number of outstanding shares of each class and series, and the voting rights thereof, including information relating to class voting, if any, are as follows:

                              No. of                        Voting Rights and
  Class     Series      Shares Outstanding                  Class Voting
  -----     ------      ------------------                  ------------------
  Common    None              1,000                         Full voting rights
                                                            (no class voting)

                  (b) As to the surviving corporation, the designation and number of outstanding shares of each class and series, and the voting rights thereof, including information relating to class voting, if any, are as follows:

                              No. of                        Voting Rights and
  Class     Series      Shares Outstanding                  Class Voting
  -----     ------      ------------------                  ------------------
  Common    None              2,500                         Full voting rights
                                                            (no class voting)

                  (c) The number of outstanding shares in each class of the corporation to be merged and of the surviving corporation, as set forth above in subparagraphs (a) and (b) of paragraph "SECOND," is not subject to change prior to the effective date of the merger.

        THIRD:    The terms and conditions of the merger are as follows: On the effective date of this Plan: (i) all of the issued and outstanding shares of the corporation to be merged shall be canceled, and each of the certificates evidencing such shares shall be endorsed to indicate their cancellation by reason of merger pursuant to this Plan.

        FOURTH:   The Certificate of Incorporation of the surviving corporation will be not be amended in connection with the merger.

        FIFTH:    (a) On the effective date of this Plan, the separate existence of the corporation to be merged shall cease and such corporation shall be merged into the surviving corporation, and the surviving corporation shall possess all the rights, privileges, powers and franchises of a public and private nature and shall be subject to all the duties of such corporation to be merged; all of the rights, privileges, powers and franchises of such corporation to be merged, and all property, real, personal, and mixed (including all debts due to such corporation on whatever account) of such corporation to be merged, shall be vested in the surviving corporation; and all property, rights, privileges, powers, contracts, and franchises and every other interest of such corporation to be merged shall be thereafter effectively the property of the surviving corporation as they were of the corporation to be merged; but all rights of creditors and all liens upon any property of such corporation to be merged shall be preserved unimpaired, and all debts, liabilities and duties of such corporation to be merged shall thenceforth attach to the surviving corporation and be enforceable against such surviving corporation to the same extent as if such debts, liabilities and duties had been incurred or contracted by the surviving corporation.

        (b) If, at any time, the surviving corporation shall consider that any further assignments or assurances in law or any other acts or deeds are necessary or desirable to vest in the surviving corporation, according to the terms hereof, the title to any property or rights of the merging corporation, the proper officers and directors of such merging corporation shall make and execute all such assignments and assurances and do all things necessary or proper to vest title in such property or rights in the surviving corporation and otherwise to carry out the purposes of this Plan.

        (c) On the effective date of this Plan, the assets and liabilities of the merging corporation shall be carried on the books of the surviving corporation at the amounts at which they are carried on such date on the books of the merging corporation. The capital surplus and earned surplus of the surviving corporation shall be the sum of the capital surpluses and earned surpluses of the merging corporation and the surviving corporation, subject to such intercompany or accounting adjustments as may be appropriate. The aggregate amount, if any, of the net assets of the merging corporation and the surviving corporation which was legally available for the payment of dividends immediately prior to the merger, to the extent that the value thereof is not transferred to stated capital by the issuance of shares or otherwise, shall continue to be available for payment of dividends by the surviving corporation.

        (d) The directors and officers of the surviving corporation shall continue in office until the expiration of their terms and the election of their respective successors, or until their earlier death, resignation or removal.

        (e) The by-laws of the surviving corporation, as they shall exist on the effective date of this merger, shall be and remain the by-laws of the surviving corporation until the same shall be altered, amended or repealed as therein provided.

        SIXTH: The effective date of this Plan shall be the date on which the Certificate of Merger with respect to the merger is filed by the Secretary of State of New Jersey.

        SEVENTH: The President, Treasurer/Secretary, and other officers and directors of the merging and of the surviving corporation are hereby authorized and directed to prepare and execute such agreements, certificates and other documents as may be necessary or appropriate in order to carry out this Plan.

        EIGHTH: Anything herein or elsewhere to the contrary notwithstanding, this Plan may be terminated and abandoned by consent of the Board of Directors of the merging corporation or of the surviving corporation at any time prior to the effective date of this Plan, if, in the opinion of such Board of Directors, the merger is impractical or undesirable for any reason whatever.

                                                                     FILED
                                                                  OCT 22 2003
                                                                 State Treasurer

                        Certificate of Amendment to the
                        Certificate of Incorporation of
                              C P Chemicals, Inc.
                (Formerly Copper Pigment & Chemical Works, Inc.)

Pursuant to the provisions of Section 14A:9-2(4) and Section 14A:9-4(5), Corporation General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of
Incorporation:

1. The name of the corporation is:  C P Chemicals, Inc. (Formerly Copper Pigment
                                    & Chemical Works, Inc.)

2. The following amendment to the Certificate of Incorporation was approved by the Board of Directors and thereafter duly adopted by the sole shareholder of the corporation on the 21st day of October 2003;

Resolved, that Article Third of the Certificate of Incorporation be amended to read as follows;

(Article) Third: The objects for which this corporation is formed are;
---------------

To conduct the business of buying, selling or dealing in and with vegetable, animal or mineral matter of all descriptions, whether new or used and without regard to the shape or form in which the same amy be, and in connection with this general purpose, to do any and all things in connection with such materials including handling, processing, reforming, re-constituting, disintegrating or treating such material in any way in which the company may deem advantageous, including the manufacturing of products therefrom in any shape or form.

For the purpose of conducting its business to maintain such plants of whatever description the same may be as the business may require, and to maintain such stores, warehouses, depots or plants in such place or places as may be in the best interests of the business.

To do any and all the foregoing things in any part of the world, either as principal, agent, broker, sales agency, contractor, trustee, or in any capacity which shall be in the best interest of the Company.

To conduct its business and have one or more officers and unlimitedly and without restriction and to hold, purchase, lease, mortgage, and convey, real and personal property in or out of the State, and in such place and places in the several states and territories of the United States, the District of Columbia, colonial possession or territorial acquisitions of the United States and in foreign countries as shall from time to time be found necessary and convenient for the purpose of the company's business.

To borrow or lend money and in this connection, to make and issue, or receive, promissory notes, bills of exchange, bonds, debentures and evidences of indebtedness of the company or of others, secured by mortgage, pledge or otherwise, without limit as to the amount, and with security for the same in any lawful manner as may be determined by the board of directors.

Subject to the provisions of law, the company may purchase or otherwise acquire, hold and re-issue the shares of its capital stock.

To do any or all of these things this certificate sets forth, as objects, purpose, powers or otherwise, to the same extent and as fully as natural persons might or could do.

And in general, to carry on any other business in connection with the foregoing, and to have and exercise all the powers conferred by Title 14A, Corporations, General;, of the New Jersey Statutes, and to do any or all of the things hereinbefore set forth to the same extent as natural persons might or could do, and in any part of the world.

3. With respect to the corporation, the following table shows the number of shares entitled to vote thereon, the number of shares voted for, and the number of shares voted against the amendment.

                                Shares             Shares             Shares
                             Entitled to            For               Against
      Shareholder               Vote             Amendment           Amendment
      -----------               ----             ---------           ---------

   Phibro Animal Health        2,500               2,500                 0
       Corporation

4.  This amendment is effective upon filing.





By:  /s/ David C. Storbeck
    -----------------------------------------------
     Name:  David C. Storbeck
     Title: Chief Financial Officer, Vice President

Dated this 21st day of October, 2003